SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

BioMed Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-32261	20-1142292

(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

17140 Bernardo Center Drive, Suite 222
San Diego, California 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 485-9840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8

Item 1.01 Entry into a Material Definitive Agreement

     The information provided in Item 2.03 below is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On December 28, 2004, BMR-Bayshore Boulevard LLC, BMR-3450 Monte Villa Parkway LLC and BMR-9885 Towne Centre Drive LLC (collectively, the “Borrowers”), wholly owned subsidiaries of BioMed Realty, L.P. (the “Operating Partnership”), the operating partnership subsidiary of BioMed Realty Trust, Inc. (the “Company”), completed a $49.3 million, five-year mortgage financing with The Northwestern Mutual Life Insurance Company (the “Lender”). The loans are secured by the Company’s Bayshore Boulevard, Monte Villa Parkway and Towne Centre Drive properties, bear interest at a fixed rate of 4.55% per annum, have a maturity date of January 1, 2010 and are evidenced by the master loan agreement, deeds of trust and indemnity agreement filed with this report. The loans are amortized over a 25-year period and may be prepaid in whole at any time prior to their maturity date with a prepayment fee. The loans contain customary covenants and default provisions. If the Borrowers do not comply with the various covenants and other requirements under the loan documents, the Lender may, subject to customary cure rights, require the immediate repayment of all outstanding amounts under the loans.

     The foregoing description of the loans does not purport to be complete and is qualified in its entirety by reference to the master loan agreement, deeds of trust and indemnity agreement, which are filed as exhibits to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

     (c) The following exhibits are filed herewith:

Exhibit
Number	Description of Exhibit
10.1	Master Loan Agreement dated December 28, 2004 between Borrowers and Lender.

10.2	Deed of Trust and Security Agreement (First Priority) dated December 28, 2004 by BMR-Bayshore Boulevard LLC in favor of Lender.

10.3	Deed of Trust and Security Agreement (First Priority) dated December 28, 2004 by BMR-3450 Monte Villa Parkway LLC in favor of Lender.

10.4	Deed of Trust and Security Agreement (First Priority) dated December 28, 2004 by BMR-9885 Towne Centre Drive LLC in favor of Lender.

10.5	Deed of Trust and Security Agreement (Second Priority) dated December 28, 2004 by BMR-Bayshore Boulevard LLC in favor of Lender.

10.6	Deed of Trust and Security Agreement (Second Priority) dated December 28, 2004 by BMR-3450 Monte Villa Parkway LLC in favor of Lender.

10.7	Deed of Trust and Security Agreement (Second Priority) dated December 28, 2004 by BMR-9885 Towne Centre Drive LLC in favor of Lender.

10.8	Fraudulent Conveyance Indemnity Agreement dated December 28, 2004 by the Company in favor of Lender.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2005	BIOMED REALTY TRUST, INC.

	By:	/s/ GARY A. KREITZER

Name: Gary A. Kreitzer
Title: Executive Vice President